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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement
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Silver Falcon Mining, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILVER FALCON MINING, INC.

2520 MANATEE AVENUE WEST, SUITE 200

BRADENTON, FL 34205

NOTICE OF 2011 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 23, 2011

Dear Silver Falcon Mining, Inc. Shareholders:

NOTICE IS HEREBY GIVEN that an annual meeting of shareholders of Silver Falcon Mining, Inc. will be held at our offices located at 14877 Silver City Road, Murphy, Idaho 83650, on Friday, September 23, 2011, at 1:00 p.m., Mountain time, for the purpose of considering and acting upon the following:

1.

To elect Pierre Quilliam, Allan Breitkreuz, Denise Quilliam, Christian Quilliam, Lewis Georges, David J. Bommarito and D. Roger Scammell to serve as directors;

2.

To consider a proposal to approve the Company’s 2010 Stock Option Plan;

3.

To approve the selection by our Board of W.T. Uniack & Co. CPA’s P.C. as our registered public accounting firm for the fiscal year ending December 31, 2011; and

4.

To transact any other business that may properly be brought before the meeting or any adjournment thereof.

ONLY OWNERS OF RECORD OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AS OF THE CLOSE OF BUSINESS ON JULY 29, 2011 (THE “RECORD DATE”) WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING.  EACH SHARE OF COMMON STOCK IS ENTITLED TO ONE VOTE.

 The Company’s Proxy Statement, which summarizes the items to be voted upon, is attached hereto. Financial and other information concerning the Company is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.  We encourage you to read the Proxy Statement and Annual Report in their entirety.

By Order of the Board of Directors,
/s/
Pierre Quilliam
Chairman of the Board

Bradenton, FL

August 3, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.  NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 23, 2011:

THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT HTTP://MATERIALS.PROXYVOTE.COM/82771R

1

SILVER FALCON MINING, INC.
2520 MANATEE AVENUE WEST, SUITE 200
BRADENTON, FL 34205

PROXY STATEMENT

FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 23, 2011

This Proxy Statement is being provided to you by Silver Falcon Mining, Inc.’s Board of Directors in connection with our 2011 Annual Meeting of Stockholders. The Annual Meeting will be held at 1:00 p.m. on Thursday, September 23, 2011 at 14877 Silver City Road, Murphy, Idaho 83650, for the purposes set forth in the accompanying Notice of 2011 Annual Meeting of Stockholders and this Proxy Statement. We expect to mail this information to stockholders entitled to vote at the Annual Meeting on or about August 10, 2011.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked consider and act upon:

(1)

To elect Pierre Quilliam, Allan Breitkreuz, Denise Quilliam, Christian Quilliam, Lewis Georges, David J. Bommarito and D. Roger Scammell to serve as directors;

(2)

To consider a proposal to approve the Company’s 2010 Stock Option Plan;

(3)

To approve the selection by our Board of W.T. Uniack & Co. CPA’s P.C. as our registered public accounting firm for the fiscal year ending December 31, 2011; and

(4)

To transact any other business that may properly be brought before the meeting or any adjournment thereof.

The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Proxy Statement.

INFORMATION ABOUT THE ANNUAL MEETING, PROXIES AND VOTING QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSALS

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of printed proxy materials?

A: Under rules recently approved by the Securities Exchange Commission (“SEC”), the Company is now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each shareholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the Proxy Card sent to shareholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to shareholders who hold their shares in “street name” (i.e. in the name of a broker, bank or other record holder). The Notice will also include instructions for shareholders who hold their shares in street name on how to access the proxy card to vote over the internet. Voting over the Internet will not affect your right to vote in person if you decide to attend the Annual Meeting; however, if you wish to revoke your proxy, you must first notify the Corporate Secretary of your intent to vote in person, and vote your shares at the Annual Meeting.

On or about August 10, 2011, we will send all stockholders of record as of July 29, 2011 a Notice instructing them as to how to receive their proxy materials via the Internet this year. The proxy materials will be available on the Internet as of August 10, 2011.

Q: Who is soliciting proxies for the annual meeting?

A: Proxies are being solicited on behalf of the Board of Directors (which we sometimes refer to in this proxy statement as the Board).

Q: What is being voted on?

A: Our stockholders will vote on the following items at the annual meeting:

1.

The election of seven directors who have been nominated to serve on the Board.

2.

To consider a proposal to approve the Company’s 2010 Stock Option Plan;

3.

To consider a proposal to ratify the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

4.

To consider such other business as may properly come before the annual meeting.

Q: Who is entitled to vote?

A: Only stockholders of record as of the close of business on July 29, 2011 may vote at the annual meeting.

Q: How many votes do I have?

A: Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is voted on.

Q: How many shares can vote?

A: On the record date, there were 328,487,288 shares of our Class A Common Stock outstanding and 3,884,321 shares of Class B Common Stock outstanding.  Holders of the outstanding shares of our Class A Common Stock on the record date will be entitled to one vote on each matter for each share held as of such date, and holders of the outstanding shares of our Class B Common Stock on the record date will be entitled to one vote on each matter for each share held as of such date.

Q: How does the Board recommend I vote on these proposals?

A: The Board recommends that you vote:

•

FOR the election of each nominee to serve as a director until the 2011 annual meeting of stockholders and until his or her successor is duly elected and qualified;

•

FOR the approval of the Company’s 2010 Stock Option Plan;

•

FOR the ratification of the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

Q: How do I vote?

A: The enclosed proxy card describes three ways to vote, in addition to attending the annual meeting and voting your shares in person. You can vote:

•

by telephone;

•

via the Internet; or

•

by completing, signing and returning a signed proxy card in the envelope provided.

If you vote by telephone or Internet, you do not need to return your proxy card.

Even if you plan to attend the annual meeting and vote in person, please complete, sign and return your proxy card or cast your vote by telephone or over the Internet as described on the enclosed proxy card. That way, if you plan to attend the annual meeting but are unable to do so for any reason, your shares will still be represented at the annual meeting.

If you later decide to attend the annual meeting and want to vote in person, you may do so. If your shares are registered in your name and you want to vote at the annual meeting, no additional forms will be required. If your shares are held for you in the name of a bank, broker, or other nominee holder, you will have to obtain a legal proxy from the nominee holder to vote your shares at the annual meeting, as described below.

Q: What if I hold my shares in a brokerage account?

A: If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your brokerage firm on your vote instruction form. Under the current rules, if you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to certain “non-discretionary” items. The proposal to approve our 2010 Stock Option Plan (Proposal Two), and the ratification of W.T. Uniack & Co. CPA's P.C., as our independent registered public accounting firm (Proposal Three) are considered to be discretionary items and your brokerage firm will be able to vote on those items even if it does not receive instructions from you, so long as it holds your shares in its name.

The Election of Directors (Proposal One) is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (July 29, 2011) in order to be admitted to the meeting on September 23, 2011. To be able to vote your shares held in street name at the meeting, you will need to obtain a Proxy Card from the holder of record. We will be unable to accept a vote from you at the annual meeting without that Proxy Card from your holder of record.

If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice is known as “householding.” Unless you responded that you did not want to participate in householding, you were deemed to have consented to the process. Therefore, your broker or bank will send only one copy of our annual report and proxy statement to your address. Each stockholder in your household will continue to receive a separate voting instruction form.

If you would like to receive your own set of our annual report and proxy statement in the future, or if you share an address with another of our stockholders and together both of you would like to receive only a single set of our annual disclosure documents, please contact the company at Silver Falcon Mining, Inc., 2520 Manatee Avenue West, Bradenton, Florida 34205 or call (941) 761-7819.  Be sure to provide your name, the name of your brokerage firm or bank, and your account number. The revocation of your consent to householding should be effective 30 days following receipt of your instructions.

If you did not receive an individual copy of this proxy statement or our annual report on Form 10-K for the fiscal year ended December 31, 2010, we will send a copy to you if you address a written request to Silver Falcon Mining, Inc., Attention: Investor Relations, 3419 Virginia Beach Boulevard, #252, Virginia Beach, Virginia 23452 or call (757) 306-6090.

Q: What if I sign and return my proxy card or voting instruction form but don’t specify how I want my votes to be cast?

A: If you sign and return your proxy card but do not mark any boxes showing how you wish to vote, the proxy designated on the card, Pierre Quilliam, our Chief Executive Officer, will vote your shares:

•

FOR the election of each nominee to serve as a director until the 2011 annual meeting of stockholders and until his or her successor is duly elected and qualified;

•

FOR the approval of the Company’s 2010 Stock Option Plan;

•

FOR the ratification of the appointment of W.T. Uniack & Co. CPA’s P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

•

in such individual’s discretion, on all other matters which might come before the annual meeting.

Q: What if I vote or return a proxy and later want to change my vote?

A: If your shares are registered in your name, you may change your vote at any time before the meeting in one of four ways. You may:

•

notify our Corporate Secretary in writing that you want to change your vote and specify the change;

•

vote in person at the annual meeting;

•

submit a proxy card dated later than your prior vote; or

•

re-vote by telephone or via the Internet.

You may send written notices to our Corporate Secretary at our offices at: 2520 Manatee Avenue West, Suite 200, Bradenton, Florida 34205, Attention: Corporate Secretary, Fax: (941) 761-7848.

Please note that if you hold your shares through a bank, broker, or other nominee holder and you wish to change your vote, you must deliver your change to that nominee. Remember that if a nominee holds your shares for you and you wish to vote in person at the annual meeting, you must obtain a Proxy Card from that nominee authorizing you to vote at the annual meeting. We will be unable to accept a vote from you at the annual meeting without that Proxy Card.

Q: Can I revoke my proxy after I return it?

A: Yes. You can revoke your proxy at any time before the annual meeting by sending a written revocation or a later dated proxy to our Corporate Secretary at the address specified above.

Establishing a Quorum and Votes Required

Q: What is a quorum?

A: A quorum is the number of shares of capital stock of a corporation that must be represented in person or by proxy in order to transact business. For each of the proposals to be presented at the meeting, Delaware law generally requires that a majority of the outstanding shares of our capital stock entitled to vote must be represented in person or by proxy. That means that a quorum will consist of one-half of the total possible votes of shares of stock issued and outstanding on July 29, 2011, the Record Date, or Class A and/or Class B Shares that hold a total of 241,930,065 votes. Shares of stock represented in person or by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal to be voted upon) will be counted for the purpose of determining whether a quorum exists at the meeting for that proposal. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

Q: What happens if I abstain from voting or do not give voting instructions to my broker?

A: If you submit a properly executed proxy, your shares will be counted in determining whether a quorum is present, even if you abstain from voting or withhold authority to vote on a particular proposal. If you abstain from voting or withhold authority to vote in the election of directors, doing so will have no effect on the election, because the seven nominees who receive the greatest number of votes, regardless of the actual number of votes cast, will be elected as directors.

Q: What is a “broker non-vote” and how are they counted?

A: A so-called “broker non-vote” occurs when banks, brokers or other nominee holders return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter or have not received specific voting instructions from the stockholder for whom they are holding shares.

On certain “routine” matters (such as ratification of the appointment of an independent registered accounting firm) a broker or other nominee holder has discretionary voting power to vote the shares on the stockholder’s behalf without receiving instructions. However, nominee holders do not have discretionary authority to vote on “non-routine” matters (such as election of directors and approval of the proposed amendments to our Articles of Incorporation) and therefore cannot vote without receiving specific voting instructions.

If a broker fails to return a valid proxy, the votes represented by that proxy are not counted in determining whether a quorum is present, nor do those shares affect any proposals requiring a percentage of the votes cast or a specific percentage of the shares present and authorized to be cast. If the broker returns a valid proxy without marking a vote or abstaining, the votes represented by the proxy will be counted in determining whether a quorum is present and any designated proxies named in the card would be entitled to exercise discretionary voting power if the proxy card so provides. The proxy card for the annual meeting grants such discretionary voting power to Pierre Quilliam, our Chief Executive Officer. If the broker returns a proxy after crossing out a “non-routine” proposal as to which the broker cannot exercise discretionary voting power and has not received voting instructions, the shares represented by the proxy will be counted in determining whether a quorum is present but will not be counted as shares entitled to vote on the proposal. Therefore, broker non-votes on any “non-routine” matters would have the effect of reducing the number of shares necessary to constitute a majority of the shares present and entitled to vote on the proposal, but otherwise would not be counted as votes either for or against the proposal.

Q: What vote is required to elect directors?

A: Assuming a quorum is present at the annual meeting, the seven nominees who receive the highest number of votes will be elected as directors. Abstentions and instructions withholding authority to vote for one or more nominees will result in those nominees receiving fewer votes, but will not count as votes against a nominee. Starting this year, the election of directors is a “non-routine” matter. Therefore, if you do not instruct your broker how to vote with respect to the election of directors, your broker may not vote with respect to this proposal and those votes will be deemed broker non-votes. Broker non-votes are not counted for the purpose of determining whether directors are elected, and therefore will not have the effect of a negative vote with respect to the election of directors.

Q: What vote is required to approve our 2010 Stock Option Plan?

A: A vote to approve our 2010 Stock Option Plan will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes may result in a vote for this item.

Q: What vote is required to ratify W.T. Uniack & Co. CPA's P.C. as our independent registered public accounting firm?

A: Ratification of the appointment of W.T. Uniack & Co. CPA's P.C. as our independent registered public accounting firm will require an affirmative vote of a majority of votes that are present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Because the ratification of the independent registered public accounting firm is a discretionary matter, broker non-votes may result in a vote for this item.

Q: Who will count the votes?

A: A duly sworn representative of Investment Law Group of Gillett, Mottern & Walker, LLP will count the votes and act as the inspector of elections at the meeting.

Q: What does it mean if I get more than one proxy card?

A: Your shares may be registered under more than one name, address or account. If so, you will need to return each proxy card or voting instruction form you receive (or vote by telephone or over the Internet) by following the instructions on the card in order to ensure that all of your shares, however held, are voted. We encourage you to have all accounts registered in the exact same name and address (whenever possible). Registered stockholders may obtain information about how to do this by contacting Jason Bogutski, our transfer agent, at:

Signature Stock Transfer, Inc.

2632 Coachlight Court

Plano, Texas 75093

Phone: 972-612-4120

Fax: 972-612-4122

If you provide Jason Bogutski with photocopies of the proxy cards that you receive or with the account numbers that appear on the proxy cards, combining your accounts and share holdings will be easier to accomplish.

Q: Are there any expenses associated with soliciting proxies for the annual meeting?

A: Yes. We will bear the expense of soliciting proxies for the annual meeting and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes at this time. Our officers and other employees may solicit proxies in person or by telephone, although there are no contracts or arrangements to do so. Any such officers or other employees will receive no special compensation for soliciting proxies.

Q: What is a stockholder proposal?

A: A stockholder proposal is a recommendation or requirement from a stockholder that we or the Board take action on a matter that the stockholder intends to present at a meeting of stockholders. However, under applicable Securities and Exchange Commission, or SEC, rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations.

Q: Can anyone submit a stockholder proposal?

A: To be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1% of our common stock, for at least one year by the date you submit your proposal. You also must continue to hold those securities through the date of the meeting.

Q: If I wish to submit a stockholder proposal for the 2011 annual meeting of stockholders, what action must I take?

A: If you wish us to consider including a stockholder proposal in the proxy statement and form of proxy for the 2011 annual meeting of stockholders, you must submit the proposal, in writing, so that our Corporate Secretary receives it no later than April 4, 2011 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting. In addition, the proposal must meet the requirements for stockholder proposals established by the SEC.

Send your proposal to:

Silver Falcon Mining, Inc.
2520 Manatee Avenue West, Suite 200
Bradenton, Florida 34205
Attention: Corporate Secretary

PROPOSALS

PROPOSAL ONE: ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

Our bylaws provide that the Board shall consist of one or more members, as determined from time to time by resolution of the Board.  The Board has set the number of directors at seven.  The Board presently consists of seven directors. Directors are elected annually and serve a one-year term. On the recommendation of the Boart, the Board has nominated all of its current directors, Pierre Quilliam, Allan Breitkreuz, Denise Quilliam, Christian Quilliam, Lewis Georges, David J. Bommarito and D. Roger Scammell, for re-election at the annual meeting.  All of the directors were originally appointed to fill a vacancy on the Board and none has ever been elected at an annual meeting of stockholders.

You will find detailed information on each nominee below. Each nominee has consented to act as a director if elected. If any director nominee is unable to stand for election at the annual meeting, the Board may reduce its size or designate a substitute.  If the Board designates a substitute, proxies voted for the original director candidate will be cast for the substituted candidate. Proxies may not be voted for more than the seven nominees named.

Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of July 29, 2011, appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

The Board recommends a vote FOR the election of each nominee. The nine nominees who receive the highest number of affirmative votes will be elected as directors.

Nominees for Director

Name	Age	Primary Occupation	Director Since
Pierre Quilliam	72	Chief Executive Officer of Goldcorp Holdings Co. and Silver Falcon Mining, Inc.	2003
D. Roger Scammell	64	President and Director	2011
Allan Breitkreuz	43	Executive Vice President of Finance of Goldcorp Holdings Co. and Silver Falcon Mining, Inc.	2005
Christian Quilliam	47	Chief Operating Officer of Silver Falcon Mining, Inc.	2009
Denise Quilliam	72	Secretary/Director of Silver Falcon Mining, Inc.	2007
Lewis Georges	57	Vice President of Investments of Davenport & Company, LLC	2010
David J. Bommarito	53	Chief Executive Officer of The Benefits Group, Inc.	2010

The biographies of each of the nominees below contain certain biographical information, including each nominee’s specific experience, qualifications, attributes and skills which led us to the conclusion that such nominee is well-qualified to serve on our Board.

Pierre Quilliam has served as our chief executive officer and a member of our board since our formation on October 15, 2007.  Prior to that, Mr. Quilliam was a board member and chief financial officer of Dicut, our former corporate parent from 2001 to January 2006, and chairman and chief executive officer of Dicut from January 2006 to October 2007.  In addition to his services as our office and director, Mr. Quilliam has been a director and officer of GoldLand since November 2003.  From 1975 to 1980, Mr. Quilliam established and operated Outico, Ltd., a reseller of industrial tools and equipment.  From 1980 to the present, Mr. Quilliam has established and managed numerous companies in various capacities, including finance, consulting, accounting and management.

Allan Breitkreuz has served as our vice president and a member of our board since November 1, 2008.  In addition to his services as our officer and director, Mr. Breitkreuz has been a director of GoldLand since 2005, and its Vice President of Finance and Development since September 9, 2006.  From 2002 to 2008, Mr. Breitkreuz was an officer and director of Warner International Networks and Extend a Pop, which provided dial up internet access. Mr. Breitkreuz majored in commercial and business financial administration at Brock University in Ontario, Canada, but did not receive a degree.

Denise Quilliam has served as a member of our board since October 30, 2007.  On July 1, 2009, Ms. Quilliam became our corporate secretary.  In addition to her services as an officer and director, Ms. Quilliam has been an office and director of GoldLand since October 30, 2007.  Other than her employment with us, Ms. Quilliam serves as a director of four private Canadian companies involved in real estate and finance, but has otherwise not been employed during the last five years. Ms. Quilliam received a B.S. degree in Teaching from the Ignace Bourget College in Quebec in 1957.

Christian Quilliam has served as a member of our board since August 24, 2009, and as our chief operating officer since April 2010. In addition to his services as an officer and director, Mr. Quilliam has been a director of GoldLand since September 2010, and its chief operating officer since April 2010. Mr. Quilliam holds a master’s degree in digital music from McGill University in Montreal and brings extensive experience into the management and development of small cap companies.  Mr. Quilliam presently owned Q-Prompt, Inc., a teleprompting company which serviced large corporations’ needs during presentations.

Lewis Georges has been a member of our board since July 2010.  Mr. Georges has over 31 years combined experience in both the investment and commercial real-estate industries. He is an Executive Vice-president of Investments for Davenport & Company, LLC, where he actively manages millions of dollars for individuals, corporations, non-profit organizations and 401(K) retirement plans. He is the main principal of a real estate development company where he owns and rents commercial real-estate space. He has strong business acumen and experiences and has been actively involved in numerous non-profit charities in the Norfolk, Virginia area.  Mr. Georges received a B.S. in Management from Virginia Commonwealth University and maintains a Series 7 Broker’s license with FINRA (Financial Industry Regulatory Authority).

David J. Bommarito has been a member of our board since July 2010.  Mr. Bommarito is the founder and chief executive officer of The Benefits Group, Inc., and employee benefits company, which he founded in 1985.  The Benefits Group, Inc. provides traditional benefit programs, and also operates www.newhealthquote.com, which provides online quotes to small companies or individuals without insurance.  He is a Registered Financial Consultant and has consistently received numerous regional and national awards from various insurance companies and organizations over the years for top sales (i.e., Humana, Blue Cross Blue Shield of Michigan, John Alden, Fortis, the National Association of Health Underwriters among others).

D. Roger Scammell has been a member of our board and an officer since January 6, 2011.  Mr. Scammell has 40 years of experience in the mining and exploration industry worldwide, principally with epithermal gold/silver, polymetallic base metal, combined with nickel and coal deposits.  He was the Country Manager (México) for Teck Corporation and its Mexican subsidiary, Minera Teck S.A. de C.V. from 1992 to 2002.  From May 2004 to December 2010, Mr. Scammell was Vice President of Exploration and later President of Scorpio Mining Corporation and its Mexican subsidiary, Minera Cosalá.  While at Scorpio, he was responsible for the administration and execution of exploration, development and initial production of the Nuestra Señora polymetallic silver mine in Sonora, México, as well as the onsite construction of the 1,000 tons per day flotation mill. Mr. Scammell holds a Bachelor of Science degree in geology from the University of London, England, and is a licensed Professional Geoscientist of Ontario, Canada.  Mr. Scammell also serves as a director of two other mining companies, Southern Silver Exploration Corp (TSX: SSV) and Musgrove Minerals Corp. (TSX: MGS). Mr. Scammell also agreed to serve as president and a director of GoldLand Holdings, Co. (OTC: GHDC), which is an affiliate of ours.

Mr. and Ms. Quilliam are married to each other.

Mr. Christian Quilliam is the son of Mr. and Mrs. Quilliam.

Executive Officers Who Are Not Directors

Thomas Ridenour has been our Chief Financial Officer since June 2010.  Mr. Ridenour has been a principal of Ridenour and Associates, LLC, an accounting consulting firm providing CFO services to small public and private companies, since 2002.  From 2000 to 2002, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of HealthWatch, Inc., a software technology company.  Prior to joining HealthWatch, Mr. Ridenour served as Senior Vice President and Chief Financial Officer of Nationwide Credit, Inc., a receivables management company, from 1998 to 2000. From 1983 to 2998, Mr. Ridenour served in various financial management roles at American Security Group, a financial services company, Primerica Financial Services, Inc., a financial services company, and Southmark Corporation, a real estate service and development company.  Mr. Ridenour is a CPA and holds a B.S. Accounting degree from the University of South Carolina.

Corporate Governance

Our Board believes that good corporate governance is important to ensure that our company is managed for the long-term benefit of our shareholders.  This section describes key practices that our Board has adopted.

Board Determination of Independence

Our common stock is currently quoted on the OTCQB.  Since the OTCQB does not have its own rules for director independence, we use the definition of independence established by the NYSE Amex (formerly the American Stock Exchange).  Under applicable NYSE Amex rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Of the seven nominees, we believe that only Lewis Georges and David J. Bommarito qualify as an “independent director” as defined by NYSE Amex rules.

Board Meetings and Attendance

Our Board held three meetings by board consent during the fiscal year ended December 31, 2010. During this period all of the then directors of the Company attended at least 75% of the total number of meetings of the Board and any committee of which they were a member.  We do not have a policy regarding director attendance at our annual meetings.

Board Committees

We do not have an audit, nominating or compensation committee.  We intend, however, to establish an audit committee and a compensation committee of our Board of Directors in the future, once we have independent directors. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditor, evaluating our accounting policies and our system of internal controls. The compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

We do not have an audit committee financial expert on our Board.

Stockholder Communications with the Board

Stockholders may send correspondence to the Board c/o Corporate Secretary at 2520 Manatee Avenue West, Bradenton, Florida 34205.  The Corporate Secretary will review all correspondence addressed to the Board, or any individual Board member, for any inappropriate correspondence and correspondence more suitably directed to management. The Corporate Secretary will summarize all correspondence not forwarded to the Board and make the correspondence available to the Board for its review at the Board’s request. The Corporate Secretary will forward stockholder communications to the Board prior to the next regularly scheduled meeting of the Board following the receipt of the communication as appropriate.

Board Structure

Our Board has not chosen to separate the positions of Chief Executive Officer and Chairman of the Board in recognition of the fact that our operations are sufficiently limited that such separation would not serve any useful purpose.  Our Chairman and Chief Executive Officer is responsible for setting the strategic direction for our company and for the day-to-day leadership of our company, as well as setting the agenda for Board meetings and presiding over meetings of the full Board.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board does not have a standing risk management committee, but administers this function directly through the Board as a whole, as well as through committees of the Board.  The whole Board considers strategic risks and opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s leadership structure facilitates the division of risk management oversight responsibilities among the committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Director Nomination Process

 The process followed by our Board to identify and evaluate director candidates includes requests to members of our Board and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the nominating and corporate governance committee and the Board.

 In considering whether to recommend any particular candidate for inclusion in the slate of recommended director nominees, our Board considers the following criteria:

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integrity;

•

business acumen;

•

knowledge of our business and industry;

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experience;

•

diligence;

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conflicts of interest; and

•

the ability to act in the interests of all shareholders.

The director biographies above indicate each nominee’s experience, qualifications, attributes and skills that led our Board to conclude he should continue to serve as a director.  Our Board believes that each of the nominees has the individual attributes and characteristics required of each of our directors, and the nominees as a group possess the skill sets and specific experience desired of our Board as a whole.

The Board does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities.

Our Board does not have a formal policy with respect to diversity, but believes that our Board, taken as a whole, should embody a diverse set of skills, experiences and backgrounds.

Our Board does not have a formal policy with regard to the consideration of director candidates recommended by shareholders. The Board does not feel a formal policy is necessary, as the Board will consider director nominees recommended by shareholders. The names of any nominees should be addressed to the Board, c/o Secretary, Silver Falcon Mining, Inc., 2520 Manatee Avenue West, Bradenton, Florida 34205. No shareholder has submitted names of director nominees for consideration at the meeting.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation earned by our named Executive Officers during the last three fiscal years and other officers who received compensation in excess of $100,000 during any of the last three fiscal years. In accordance with Item 402(a)(5), we have omitted certain columns from the table required by Item 402(c).

Summary Compensation Table

Name and Principal Position	Year	Salary $	Stock Awards $ (1)	Option Awards $ (2)	All Other Compensation $	Total $

Pierre Quilliam, Chairman and CEO (3)	2010 2009	$ 125,000 125,000	$ 81,900 --	$ 116,354 --	$ -- 17,500	$ 323,254 142,500

Denise Quilliam, Secretary and director (4)	2010 2009	84,000 42,000	11,900 --	29,089 --	-- --	124,989 42,000

Christian Quilliam, COO and Director (5)	2010 2009	145,000 --	90,175 --	174,531 --	-- --	339,831 --

Thomas C. Ridenour, CFO (6)	2010 2009	98,000 --	390,936 --	174,531 --	-- --	663,467 --

(1)

The stock grants for Pierre Quilliam and Denise Quilliam consisted of 585,000 and 85,000 shares of Class A Common Stock, respectively, granted as bonuses.  The shares were valued at $0.14 per share, which was the amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with ASC Topic 718.

Mr. Ridenour received stock grants of 168,000 and 1,944,000 shares of Class A Common Stock valued at $0.14 and $0.189 per share, respectively, which was the amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with ASC Topic 718.

Christian Quilliam received stock grants of 145,000 shares of Class A Common Stock and 1,746,875 shares of Class B Common Stock valued at $20,300 and $69,875, respectively, which was the amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with ASC Topic 718.

(2)

The option awards to Pierre Quilliam, Denise Quilliam, Christian Quilliam and Thomas C. Ridenour consisted of 2,000,000, 500,000, 3,000,000 and 3,000,0000 options to purchase Class A Common Stock, respectively.  The options have an exercise price of $0.20 per share, a ten year term, and are subject to a one year vesting period.  The amount reported is the amount recognized for financial statement reporting purposes in accordance with ASC Topic 718

(3)

Pierre Quilliam’s compensation is based upon an employment agreement dated October 15, 2007, which provides for a base salary of $125,000 per year.  Mr. Quilliam received other compensation of $17,500 in 2009 as a result of payments we made to settle a tax debt incurred in connection with his role as an officer of Dicut, our former corporate parent.

(4)

Ms. Quilliam’s compensation is based upon an employment agreement dated July 1, 2009, which provides for a base salary of $84,000 per year.

(5)

Christian Quilliam’s compensation is based upon an employment agreement dated January 1, 2010, which provides for a base salary of $145,000 per year.  Mr. Quilliam’s compensation does not include any compensation he received as a consultant prior to the date he became an executive officer of the Company.

(6)

Mr. Ridenour’s compensation is based upon an employment agreement dated June 1, 2010, which provides for a base salary of $168,000 per year.

We did not reprice any options or stock appreciation rights during the last fiscal year.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised options (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date ($) (f)	Number of Shares or Units of Stock that have not Vested (#) (g)	Market Value of Shares of Units of Stock that Have not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($) (j)
Pierre Quilliam	--	2,000,000*	--	0.20	10/19/2020	--	--	--	--
Denise Quilliam	--	500,000*	--	0.20	10/19/2020	--	--	--	--
Christian Quilliam	--	3,000,000*	--	0.20	10/19/2020	--	--	--	--
Thomas C. Ridenour	--	3,000,000*	--	0.20	10/19/2020	--	--	--	--

*The options vest one year from the date of issuance.

Employment Agreements

Pierre Quilliam.  We entered into an employment agreement with Mr. Quilliam on January 1, 2011, which provides as follows:

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Mr. Quilliam serves as our chief executive officer.

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That Mr. Quilliam is entitled to a base salary of $250,000 per year;

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Mr. Quilliam is entitled to a monthly automobile allowance of $2,700;

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The term of the agreement is one year (or until December 31, 2011), but automatically renews for successive terms equal to the initial term unless it is terminated at least thirty days before any expiration date;

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Mr. Quilliam is entitled to health, dental, long term disability and life insurance, to the extent provided to all of our employees pursuant to such plans and programs that we may adopt from time to time, and the use of two rental cars, the combined cost of which shall not exceed $2,000 per month; and

•

Mr. Quilliam’s employment is subject to standard provisions requiring that he maintain the confidentiality of our information, and prohibiting his competition with us or soliciting our employees during and after the termination of their employment with us.

Denise Quilliam. We entered into a one year employment agreement with Denise Quilliam dated January 1, 2011.  The terms are identical to our employment agreement with Mr. Quilliam, except that her base salary is $95,000, her title is Secretary and she does not have an automobile allowance.

Christian Quilliam.  We have entered into a one year employment agreement with Christian Quilliam dated January 1, 2010.  The terms are identical to our employment agreement with Pierre Quilliam, except that his base salary is $195,000, he is entitled to an automobile allowance of up to $2,025 per month, his title is Chief Operating Officer, and he is allowed to perform his services primarily from Ontario, Canada, subject to a requirement to make at least 12 trips per year to the Company’s operations in Idaho.

Thomas C. Ridenour.  We have entered into a one year employment agreement with Tom Ridenour dated January 1, 2011.  The terms are identical to our employment agreement with Pierre Quilliam, except that his base salary is $195,000, he is entitled to an automobile allowance of up to $2,025 per month, his title is Chief Financial Officer, and he is allowed to perform his services primarily from Atlanta, Georgia.

Allan Breitkeuz. We entered into a one year employment agreement with Allan Breitkreuz dated January 1, 2011.  The terms are identical to our employment agreement with Mr. Quilliam, except that his base salary is $95,000, his title is Vice President and he does not have an automobile allowance.

D. Roger Scammell.  We have entered into an employment agreement with Mr. Scammell effective as of January 1, 2011, which provides as follows:

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Mr. Scammell serves as our president and as a director.

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That Mr. Scammell is entitled to a base salary of $250,000 per year, all of which is payable in shares of common stock registered on Form S-8;

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The term of the agreement is one year, but automatically renews for successive terms equal to the initial term unless it is terminated at least thirty days before any expiration date;

•

Mr. Scammell is entitled to health, dental, long term disability and life insurance, to the extent provided to all of our employees pursuant to such plans and programs that we may adopt from time to time; and

•

Mr. Scammell’s employment is subject to standard provisions requiring that he maintain the confidentiality of our information.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Allan Breitkreuz (1)	-	13,300	174,531	-	-	-	187,831
Christian Quilliam (2)	-	-	-	-	-	71,770	71,770
Lewis Georges (3)	-	-	58,177	-	-	-	58,177
David J. Bommarito (4)	-	-	58,177	-	-	-	58,177

(1)

Mr. Breitkreuz’s stock award consists of 95,000 shares of Class A Common Stock valued at $0.14 per share. Mr. Breitkreuz’s option award consists of options to purchase 3,000,000 shares of Class A Common Stock at $0.20 per share.  The options have a term of 10 years, and are subject to a one year vesting requirement. The amount reported is the amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with ASC Topic 718.

(2)

Mr. Quilliam’s compensation consists of 698,073 shares of Class A Common Stock issued to Q-Prompt, Inc. valued at $71,770 for computer services while Mr. Quilliam was a director but before he became an officer.  Mr. Quilliam’s compensation after he became an officer is included in the Summary Compensation Table above.

(3)

Mr. Georges’ option award consists of options to purchase 1,000,000 shares of Class A Common Stock at $0.20 per share.  The options have a term of 10 years, and are subject to a one year vesting requirement. The amount reported is the amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with ASC Topic 718.

(4)

Mr. Bommarito’s option award compensation consists of options to purchase 1,000,000 shares of Class A Common Stock at $0.20 per share.  The options have a term of 10 years, and are subject to a one year vesting requirement. The amount reported is the amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with ASC Topic 718.

We do not have any policy regarding the compensation of directors and have paid no compensation for director services in the last two years.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of July 29, 2011, with respect to the beneficial ownership of our common stock by (i) all of our directors, (ii) each of our executive officers named in the Summary Compensation Table, (iii) all of our directors and named executive officers as a group, and (iv) all persons known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities.

	Class A Shares		Class B Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Amount and Nature of Beneficial Ownership	Percent of Class (1)
New Vision Financial, Ltd. (2) Akara Bldg 24 De Castro Street Wickhams Cay British Virgin Islands	44,615,229	13.1%	-	0.0%

David J. Bommarito (3) 2550 S. Rochester Rd. Rochester Hills, MI 48307	5,300,257	1.6%	-	0.0%

Pierre Quilliam (4)(5) 5709 Manatee Avenue West Bradenton, Florida 34209	4,868,571	1.5%	19,500	0.5%

Denise Quilliam (4)(5) 5709 Manatee Avenue West Bradenton, Florida 34209	2,672,032	0.8%	1,737,946	44.7%

Christian Quilliam (6) 5356 Vail Ct. Mississauga, Ontario Canada L5M 6G9	2,841,899	0.9%	1,746,875	45.0%

Thomas Ridenour (5) 100 North Point Center East Suite 530 Alpharetta, GA 30022	2,753,890	0.8%	-	0.0%

Lewis Georges (7) 101 West Main Street Suite 4000 Norfolk, VA 23510	316,900	0.1%	-	0.0%

Allan Breitkreuz (5) 1613 2nd Ave., RR#3 St-Catharines, Ontario Canada L2R 6P9	156,586	0.0%	0.0%	0.0%

D. Roger Scammell (5) Don Julio Berdegue 730B Fracc. El Cid Mazatlan, Sinaloa Mexico 82100	162,070	0.0%	-	0.0%

All Officers and Directors as a Group (7)	19,240,205	5.9%	3,504,321	90.2%

(1) Based upon 328,487,288 shares of Class A Common Stock issued and outstanding as of July 29, 2011, and 3,884,321 shares of Class B Common Stock issued and outstanding as of July 29, 2011.

(2)  New Vision Financial, Ltd.’s shares include 31,238,988 shares of Class A Common Stock owned outright, as well as 13,376,241 shares of Class A Common Stock which it has the present right to acquire under notes which are convertible into common stock at its election.  The notes have an aggregate principal amount of $1,748,000, and are convertible at various prices based on the market value of the Class A Common Stock on the date of issuance.

(3) Mr. Bommarito’s shares include 4,326,457 shares owned outright, 140,000 shares owned by a Roth IRA, 200,000 shares owned by his spouse, and 633,800 shares owned by a pension plan of which he is a fiduciary.

(4) Pierre Quilliam and Denise Quilliam are married.

(5) All reported shares are owned outright.

(6) Christian Quilliam owns 1,456,195 shares outright, and 1,385,704 shares owned by Q-Prompt, Inc., a corporation owned by Mr. Quilliam.

(7) Mr. Georges’ shares include 17,500 shares owned outright, 195,000 shares owned by a revocable trust established by him, 4,400 shares owned by a minor child, and 100,000 shares owned by an estate of which he is administrator.

(8) All of the officers and directors hold options to purchase shares of Class A Common Stock, which are not included in their ownership amounts because the options are subject to a one year vesting requirement and are not currently exercisable within 60 days.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2010 about our outstanding compensation plans under which shares of stock have been authorized:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders
2010 Stock Option Plan	20,000,000	0.20	--
2010 Employee, Consultant and Advisor Stock Compensation Plan	8,542,674	0.13	11,457,326
Total	28,542,674	--	11,457,326

Related Party Transactions

On October 11, 2007, GoldLand leased its mineral rights on War Eagle Mountain to us.  Under the lease, we are responsible for all mining activities on War Eagle Mountain, and we are obligated to pay GoldLand annual lease payments of $1,000,000, payable on a monthly basis, a monthly non-accountable expense reimbursement of $10,000 during any month in which ore is mined from the leased premises, and a royalty of 15% of all amounts we receive from the processing of ore mined from the properties.  The lease, as amended, provides that lease payments must commence July 1, 2010.

On the first quarter of 2011, we amended the above-described lease with GoldLand.  The amendment provided that the annual lease payments would be deferred for a fifteen month period from October 2010 to December 2011, and the term of the Lease would be extended for an equal amount of time.  We remain obligated to pay any royalties or the nonaccountable fee that accrues during the deferral period.  All of the officers and directors of GoldLand are also officers and directors of us.

Under an agreement dated July 14, 2006 entered into by a prior owner of the Sinker Tunnel location, we are obligated to pay Bisell Investments, Inc. (“Bisell”) and New Vision Financial, Ltd. (“New Vision”) a total of 15% of the net smelter return or net refinery return of any ore which originates, terminates or was gained access through the Sinker Tunnel or the grounds of the Sinker Tunnel complex.

As of December 31, 2009, GoldLand owed us $69,499.  As of December 31, 2010, we owed GoldLand $6,000.  The amounts are non-interest bearing, unsecured demand loans.

Pierre Quilliam has made loans to us from time to time.  The loans are non-interest bearing, unsecured demand loans.  The amount outstanding to Mr. Quilliam at December 31, 2009 and December 31, 2010 was $102,660 and $323, respectively.  The loans represent amounts paid by Mr. Quilliam on our behalf for expenses relating to our reorganization in 2007 and our entry into the mining business in Idaho.

During 2010 we issued 698,073 of Class A Common Stock to Q-Prompt, Inc. for computer services valued at $71,770 in various transactions.  During 2009 we issued 773,448 of Class A Common Stock to Q-Prompt, Inc. for computer services valued at $25,232. Q-Prompt, Inc. is owned by Christian Quilliam, who is the son of Mr. and Ms. Quilliam. In 2010, we issued 1,746,875 shares of Class B Common Stock to Christian Quilliam as a signing bonus when he was hired as our chief operating officer.

During 2010 we issued 301,174 of Class A Common Stock to Pascale Tutt for shareholder relations and property due diligence valued at $34,862.  Ms. Tutt is the daughter of Mr. and Ms. Quilliam.  In 2011, we have issued an additional 119,905 shares of Class A Common Stock to Ms. Tutt for mineral claims administration and other services.

In 2009, we had paid $17,500 in taxes owed by Mr. Quilliam, which were incurred in connection with his role as officer of Dicut, our former corporate parent.

From 2007 to 2010, we have issued various notes to investors to raise capital.  The notes have a term of two years, bear interest at 7% per annum payable monthly, and are convertible into Class A Common Stock at the market price on the date of issuance of the note.  Erna Breitkreuz, the mother of Allan Breitkreuz, has purchased $154,000 of convertible notes in the offering.  Sherrie Breitkreuz, the sister of Allan Breitkreuz, has purchased $13,000 of convertible notes in the offering.

Pierre Quilliam is a considered a promoter of our entry into the mining business in Idaho.  Mr. Quilliam has not personally received anything of value from us in connection with acting as a promoter except an employment agreement.  In addition to his employment agreement with us, Mr. Quilliam will benefit indirectly from our entry into the mining business because it will give us the ability to repay amounts that we owe Mr. Quilliam for expenses he has advanced on our behalf.

Mr. Quilliam will also benefit indirectly by virtue of his employment with, and ownership interest in, GoldLand.  In connection with our entry into the mining business, we entered into a lease agreement with GoldLand, under which we are obligated to pay GoldLand lease payments of $1,000,000 per year payable on a monthly basis, a nonaccountable expense allowance of $10,000 per month for any month in which ore is mined from the property, and a royalty of 15% from any proceeds we receive from a smelter of ore produced from land.  Mr. Quilliam and Denise Quilliam, his wife, own 35.5% of the outstanding common stock of GoldLand. Mr. Quilliam has an employment agreement with GoldLand that entitles him to a base salary of $125,000 per year, and Ms. Quilliam has an employment agreement with GoldLand that entitles her to a salary of $42,500 per year.  GoldLand has not actually paid Mr. Quilliam’s salary, bonus or expense reimbursement yet.  Presently, GoldLand’s only source of revenue is payments under the lease with us, and therefore Mr. Quilliam ability to receive payment from GoldLand is dependent on our ability to make lease payments to GoldLand.

Mr. Quilliam will also benefit to the extent we use the Sinker Tunnel to mine ore, because Bisell is entitled to a royalty on all ore mined using the Sinker Tunnel.   Specifically, Bisell owns 50% of a royalty under which we are obligated to pay 15% of the net smelter return or net refinery return of any ore which originates, terminates or was gained access through the Sinker Tunnel or the grounds of the Sinker Tunnel complex.  Bisell acquired its royalty rights in the Sinker Tunnel from Laoshan Group, LLC under an agreement dated July 27, 2007 in consideration for 400,000 shares each of our common stock owned by Bisell.

GoldLand acquired its mining rights on War Eagle Mountain shortly before it leased those rights to us in October 2007.  GoldLand acquired those rights by issuing 45,000,000 of its common shares each to Bisell and New Vision.  Mr. Quilliam controls Bisell.  Shortly before GoldLand acquired the mining rights from Bisell and New Vision, Bisell and New Vision acquired the mining rights from an unrelated third party by conveying the unrelated party 7,500,000 shares of GoldLand common stock that each owned GoldLand at the time.

Review, Approval and Ratification of Related Party Transactions

The board of directors has responsibility for establishing and maintaining guidelines relating to any related party transactions between us and any of our officers or directors. Under our Code of Ethics, any conflict of interest between a director or officer and us must be referred to the non-interested directors for approval. We intend to adopt written guidelines for the board of directors which will set forth the requirements for review and approval of any related party transactions.

Director Independence

Our common stock is currently quoted on the OTCQB.  Since the OTCQB does not have its own rules for director independence, we use the definition of independence established by the NYSE Amex (formerly the American Stock Exchange).  Under applicable NYSE Amex rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

We periodically review the independence of each director. Pursuant to this review, our directors and officers, on an annual basis, are required to complete and forward to the Corporate Secretary a detailed questionnaire to determine if there are any transactions or relationships between any of the directors or officers (including immediate family and affiliates) and us. If any transactions or relationships exist, we then consider whether such transactions or relationships are inconsistent with a determination that the director is independent.  As this time, we have two independent directors, David Bommarito and Lew Georges.  Our other directors are not independent.

Conflicts Relating to Officers and Directors

To date, we do not believe that there are any conflicts of interest involving our officers or directors, other than as disclosed above.  With respect to transactions involving real or apparent conflicts of interest, we have adopted policies and procedures which require that: (i) the fact of the relationship or interest giving rise to the potential conflict be disclosed or known to the directors who authorize or approve the transaction prior to such authorization or approval, (ii) the transaction be approved by a majority of our disinterested outside directors, and (iii) the transaction be fair and reasonable to us at the time it is authorized or approved by our directors.

BOARD RECOMMENDATION

Our Board believes that the election of the nominees for directors is in our and our shareholders’ best interests and recommends that the shareholders vote FOR the seven nominees.

PROPOSAL TWO: PROPOSAL TO APPROVE 2010 STOCK OPTION PLAN

 (Item 2 on Proxy Card)

Summary of the 2010 option plan

The following description of certain features of the 2010 Stock Option Plan is intended to be a summary only.

Overview.   Our 2010 Stock Option was adopted by our board of directors in October 2010. The 2010 Stock Option Plan permits us to make grants of incentive stock options or non-qualified stock options. We initially reserved 20,000,000 shares of our common stock for the issuance of awards under the 2010 Stock Option Plan. Generally, shares that are forfeited or canceled from awards under the 2010 Stock Option Plan also will be available for future awards.

Plan Administration.   The 2010 Stock Option Plan may be administered by either our Board or any committee of our Board appointed to administer the 2010 Stock Option Plan (the “Administrator”). The Administrator has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2010 Stock Option Plan. The 2010 Stock Option Plan is currently administered by our Board. Our practice is to have all recommendations of equity awards and approvals or amendments regarding the 2010 Stock Option Plan be approved by our board of directors.

Eligibility and Limitations on Grants.   All full-time and part-time officers, employees, non-employee directors and other key persons (including consultants and prospective employees) are eligible to participate in the 2010 Stock Option Plan, subject to the discretion of the Administrator.

Stock Options.   The 2010 Stock Option Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2010 Stock Option Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our common stock on the date of grant.

The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options maybe accelerated by the Administrator. Options may be exercised in whole or in part with written notice to the Company.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator, or by delivery (or attestation to the ownership) of shares that are beneficially owned by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a “cashless exercise” through a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one fiscal year and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Exercise Price.   The exercise price of stock options awarded under the 2010 Stock Option Plan may not be less than the fair market value of our common stock on the date of the option grant and the term of each option may not exceed ten years from the date of grant. The Administrator will determine at what time or times each option may be exercised and, subject to the provisions of the 2010 Stock Option Plan, the period of time, if any, after retirement, death, disability or other termination of employment during which options may be exercised.

Transfers.    Unless the Administrator provides otherwise, our 2010 Stock Option Plan does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Change in Control Provisions.   In the event of a merger, sale or dissolution, or a similar “sale event,” unless assumed or continued by any successor entity, all stock options and stock appreciation rights granted under the 2010 Stock Option Plan will automatically become fully exercisable, all other awards granted under the 2010 Stock Option Plan will become fully vested and non-forfeitable and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Administrator’s discretion. In addition, upon the effective time of any such sale event, the 2010 Stock Option Plan and all awards will terminate unless the parties to the transaction, in their discretion, provide for appropriate substitutions or assumptions of outstanding awards.

Duration, Amendment and Termination.   No awards may be granted under the 2010 Stock Option Plan after ten years from its adoption by the Board. Our Board adopted the 2010 Stock Option Plan in October 2010. In addition, our Board may amend or discontinue the 2010 Stock Option Plan at any time, and our Administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose. No such amendment may adversely affect the rights under any outstanding award without the holder’s consent. Other than in the event of a necessary adjustment in connection with a change in the Company’s stock or a merger or similar transaction, the Administrator may not “reprice” or otherwise reduce the exercise price of outstanding stock options or stock appreciation rights. Further, any material amendments to the 2010 Stock Option Plan will be subject to approval by our stockholders, including any amendment that (i) increases the number of shares available for issuance under the 2010 Stock Option Plan, (ii) expands the types of awards available under, the eligibility to participate in, or the duration of, the plan, (iii) materially changes the method of determining fair market value for purposes of the 2010 Stock Option Plan, (iv) is required by the rules of any exchange on which our common stock trades or is quoted, or (v) is required by the Code to ensure that incentive options are tax qualified.

Tax Withholding.   Participants in the 2010 Stock Option Plan are responsible for the payment of any Federal, state or local taxes that we are required by law to withhold upon any option exercise or vesting of other awards. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing us to withhold shares to be issued pursuant to an option exercise or other award, making a cash payment to us or subject to approval by the Administrator, by transferring to us shares having a value equal to the amount of such taxes.

Tax aspects under the code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2010 Stock Option Plan. It does not describe all federal tax consequences under the 2010 Stock Option Plan, nor does it describe state or local tax consequences.

Incentive Options.   No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares ) over the option price thereof, and (b) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.   No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s deductions

As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the 2010 Stock Option Plan may be limited to the extent that the chief executive officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1,000,000 a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). Grants under the 2010 Stock Option Plan through the Reliance Period is exempt from the cap imposed by Section 162(m) of the Code. If stockholders approve Proposal 2, certain grants under the 2010 Stock Option Plan, including stock options subject to performance vesting, will qualify as performance-based compensation after the Reliance Period.

2010 Stock Option Plan benefits

The following table provides information with respect to the number of shares granted under the 2010 Stock Option Plan for the fiscal year ended December 31, 2010 to the Company’s chief executive officer, executive officers, non-employee directors and non-executive officers:

Name and Position	Dollar Value	Options Number	Average Exercise Price

Pierre Quilliam, Chairman and CEO	$ 116,354	2,000,000	$0.20
Denise Quilliam, Secretary and director	$ 29,089	500,000	$0.20
Christian Quilliam, COO and Director	$ 174,531	3,000,000	$0.20
Thomas C. Ridenour, CFO	$ 174,531	3,000,000	$0.20
Executive officers as a group	$ 494,505	8,500,000	$0.20
Current directors who are not executive officers as a group	$ 290,885	5,000,000	$0.20
All employees, other than executive officers, as a group	$ 203,620	3,500,000	$0.20

Board Recommendation

The Board of Directors unanimously recommends that you vote FOR approval of the proposed Plan. The affirmative vote of holders of a majority of the all of the votes cast at a meeting at which a quorum is present is needed to approve the proposed Plan. Consequently, abstentions and broker non-votes with respect to Shares otherwise present at the Annual Meeting in person or by proxy will have no effect on the result of the vote although they will be considered present for purposes of determining the presence of a quorum.

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF W.T. UNIACK & CO. CPA’S P.C.

(Item 3 on Proxy Card)

Our Board has selected W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2011. W.T. Uniack & Co. CPA's P.C. has audited our financial statements since 2007. The affirmative vote of the holders of a majority of the shares of common stock voting on the matter at the meeting is necessary to approve the selection of W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm and to authorize our Board to fix the remuneration to be paid to W.T. Uniack & Co. CPA's P.C. In the event of a negative vote, our Board will reconsider its selection. A representative of W.T. Uniack & Co. CPA's P.C. is not expected to be present at the meeting.

Principal Accountant Fees and Services

The following table summarizes the fees W.T. Uniack & Co. CPA's P.C., our registered public accounting firm for 2010 and 2009, billed to us for each of the last two fiscal years:

Fee Category	2010	2009
Audit Fees(1)	$20,000	$20,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total Fees	$20,000	$20,000

(1)   Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policy and Procedures

Our Board has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. This policy generally provides that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the full Board.

BOARD RECOMMENDATION

Our Board believes that the appointment of W.T. Uniack & Co. CPA's P.C. as our registered public accounting firm for the fiscal year ending December 31, 2011 is in our and our shareholders’ best interests and recommends that the shareholders vote FOR this proposal.

OTHER MATTERS

Our Board does not know of any other matters that may come before the meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

 All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

 Section 16(a) Beneficial Ownership Reporting Compliance

We filed a Form 10 Registration Statement on August 17, 2009, and therefore became a reporting company 60 days after that date, or October 16, 2009.  Based solely on our review of copies of reports filed by all of our officers, directors and 10% shareholders who are persons required to file reports pursuant to Section 16(a) of the Exchange Act, or written representations from those reporting persons, we believe that for the fiscal year ended December 31, 2010, the following officers and directors failed to file the following Forms 3, 4 or 5:

•

David Bommarito and Lewis Georges filed their Form 3’s later than they should have;

•

New Vision Financial, Ltd. failed to file a Form 4 or 5 reporting increases in its beneficial ownership as a result of its purchases of convertible notes issued by us, and the conversion of certain notes into shares of Class A Common Stock.

•

Thomas C. Ridenour has failed to file a Form 3, 4 or 5 reporting his initial ownership, the issuance of shares of Class A Common Stock to him after the date he became an officer, and his sale of shares.

•

Christian Quilliam failed to file a Form 4 or 5 relating to the issuance and sale of shares by him or a company he controls after the date he became a director.

•

Pierre Quilliam, Denise Quilliam, Christian Quilliam, Thomas C. Ridenour and Allan Breitkreuz failed to file a Form 4 or 5 with respect to shares of Class A Common Stock received as bonus compensation in 2010.

•

Pierre Quilliam, Denise Quilliam, Christian Quilliam, Thomas C. Ridenour, Allan Breitkreuz, David Bommarito and Lewis Georges failed to file a Form 4 or 5 relating to options issued in 2010.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this proxy statement or our annual report or notice of Internet availability of proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of these documents to you if you write or call us at the following address or phone number: Silver Falcon Mining, Inc., Attention: Denise Quilliam, 2520 Manatee Avenue West, Bradenton, Florida 34205, (941) 761-7819. If you wish to receive separate copies of our proxy statement, annual report or notice of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Deadline for Submission of Shareholder Proposals for the 2011 Annual Meeting of Shareholders

Proposals of shareholders intended to be presented at the 2011 Annual Meeting of Shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us no later than April 4, 2012 (which is 120 calendar days before the anniversary of the date of this proxy statement) in order to be included in the proxy statement and form of proxy relating to that meeting.  Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. All shareholder proposals should be sent to 2520 Manatee Avenue West, Suite 200, Bradenton, Florida 34205, Attention: Denise Quilliam, Corporate Secretary.

THE BOARD OF DIRECTORS ENCOURAGES SHAREHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. SHAREHOLDERS OF RECORD WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

By Order of the Board of Directors,
/s/
Pierre Quilliam
Chairman of the Board

Bradenton, Florida

August 3, 2011

PROXY

SILVER FALCON MINING, INC.

2520 MANATEE AVENUE WEST, SUITE 200

BRADENTON, FL 34205

ANNUAL MEETING OF STOCKHOLDERS, THURSDAY, SEPTEMBER 23, 2011

(This Proxy is Solicited on Behalf of the Board of Directors)

The undersigned hereby appoints Pierre Quilliam, as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Silver Falcon Mining, Inc. (“Goldcorp”) held of record by the undersigned on July 29, 2011 at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 14877 Silver City Road, Murphy, Idaho 83650 at 1:00 p.m. Mountain Time, on September 23, 2011 and at any adjournments or postponements thereof. Directions to the meeting location in order to attend the Annual Meeting may be obtained by calling (757) 306-6090.  The undersigned also acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the proxy statement and the annual report on Form 10-K for the year ended December 31, 2010, which were furnished with this proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 23, 2011:
THE PROXY STATEMENT AND ANNUAL REPORT TO SECURITY HOLDERS ARE AVAILABLE AT
HTTP://MATERIALS.PROXYVOTE.COM/82771R

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the director nominee and FOR each of the other proposals set forth hereon.

1.	ELECTION OF DIRECTORS as follows:

	NOMINEE: Pierre Quilliam	[ ] FOR	[ ] WITHHOLD

	NOMINEE: Allan Breitkreuz	[ ] FOR	[ ] WITHHOLD

	NOMINEE: Christian Quilliam	[ ] FOR	[ ] WITHHOLD

	NOMINEE: Denise Quilliam	[ ] FOR	[ ] WITHHOLD

	NOMINEE: Lewis Georges	[ ] FOR	[ ] WITHHOLD

	NOMINEE: David J. Bommarito	[ ] FOR	[ ] WITHHOLD

	NOMINEE: D. Roger Scammell	[ ] FOR	[ ] WITHHOLD

2.	PROPOSAL TO APPROVE 2010 STOCK OPTION PLAN

	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF THE W.T. UNIACK & Co. CPA’s P.C., AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.

In their discretion, the Proxies are authorized to vote upon all other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof, provided that discretionary voting on such other matters is permitted by applicable rules and regulations.

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS	[ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	[ ]

Share:

Name:		Acct #:

Address:
Signature

	Signature	Date:

NOTE: This proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
BY USING THE ENCLOSED ENVELOPE.